SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 2000



                             CP Limited Partnership
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             (Exact Name of Registrant as Specified in Its Charter)



          Maryland                    033-85492                 38-3140664
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(State or Other Jurisdiction         (Commission              (IRS Employee
        of Formation)                File Number)         Identification Number)

           6160 South Syracuse Way, Greenwood Village, Colorado 80111
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          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (303) 741-8707
                                                           --------------
                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

On January 9, 1998, Chateau Communities, Inc. (the "Company") and CP Limited Partnership, a majority-owned limited partnership subsidiary of the Company (the "Operating Partnership"), jointly filed a registration statement on Form S-3 (File Nos. 333-43981 and 333-43981-01) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to $125,000,000 aggregate offering price of debt securities to be offered by the Operating Partnership and $125,000,000 aggregate offering price of guarantees to be offered by the Company. On February 14, 2000, the Registration Statement was declared effective by the SEC. As an exhibit to, and part of, the Registration Statement, a form of Second Supplemental Indenture relating to debt securities to be offered by the Operating Partnership is attached hereto as Exhibit 4.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Pro Forma Financial Information - None

         (c)      Exhibits

                4   -    Form of Second Supplemental Indenture between the
                         Operating Partnership and Bank One Trust Company, N.A., as trustee

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



      Date:  February 24, 2000               CHATEAU COMMUNITIES, INC.


                                             By:   /s/ Tamara D. Fischer
                                                   --------------------
                                                   Tamara D. Fischer
                                                   Chief Financial Officer

      Date:  February 24, 2000              CP LIMITED PARTNERSHIP


                                             By:   Chateau Communities, Inc., as
                                                   general partner


                                             By:   /s/ Tamara D. Fischer
                                                   --------------------
                                                   Tamara D. Fischer
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.

         4     -    Form of Second Supplemental Indenture between the Operating
                    Partnership and Bank One Trust Company N.A., as trustee